Exhibit 10.17

AMENDMENT NO. 3

TO

REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of July 31, 2007, made among ITC^DeltaCom, Inc., a Delaware corporation (the “Company”), and each person listed on the signature pages hereof under the heading “WCAS Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Registration Rights Agreement, dated as of October 6, 2003 and amended as of December 4, 2003 and July 26, 2005 (the “Agreement”), among the Company, the persons listed on the signature pages thereof under the heading “WCAS Securityholders” and the other parties to such agreement to facilitate the recapitalization transactions of the Company to be consummated on the date hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness. This Amendment shall be effective as of the date hereof.

2. Definitions.

(a) Section 1 of the Agreement is hereby amended by adding, in the appropriate alphabetical order, the following definition to such Section 1:

“Rights Offering” means a registration under the Securities Act of an offering of Common Stock and rights to purchase Common Stock on substantially the terms provided for in the Equity Purchase and Rights Offering Agreement, dated as of July 16, 2007, as amended from time to time, among the Company and the other Persons listed on the signature pages thereof.

(b) The definitions of “Excluded Registration,” “Registrable Securities” and “TCP Registration Rights Agreement” set forth in Section 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Excluded Registration” means (i) a registration of Common Stock under the Securities Act pursuant to a registration statement filed (a) on Form S-4 or Form S-8 or any successor registration forms that may be adopted by the SEC or (b) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company (including, without limitation, the Rights Offering) or employees of the Company or its subsidiaries, (ii) a Rule 144A Resale Shelf Registration or (iii) a registration statement filed pursuant to Section 3 of the TCP Registration Rights Agreement.”

“Registrable Securities” means, collectively, (i) the shares of Common Stock held by the Holders immediately prior to the Closing Date plus the shares of Common Stock acquired by the Holders on or after the Closing Date (including, without limitation, the shares of Common Stock issued or issuable upon conversion of the Preferred Shares or upon exercise or exchange of the Warrants) in accordance with the Governance Agreement (or otherwise following the expiration of the Governance Agreement), (ii) the Preferred Shares, (iii) the Warrants and (iv) any securities paid, issued or distributed in respect of any shares of Common Stock referred to in clause (i) by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. Without limiting the generality of the foregoing, “Registrable Securities” shall include the shares of Common Stock acquired by the Holders pursuant to or in accordance with (a) the Stock Purchase Agreement, dated as of July 31, 2007, among the Company and the other Persons listed on the signature pages thereof, (b) the Exchange Agreement, dated as of July 31, 2007, among the Company, Interstate FiberNet, Inc. and the other Persons listed on the signature pages thereof and (c) the WCAS Exchange Agreement, dated as of July 31, 2007, among the Company and the other Persons listed as the signature pages thereof. Securities shall cease to be Registrable Securities in accordance with Section 2.

“TCP Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 26, 2005, as amended as of July 31, 2007, among the Company and the other Persons listed on the signature pages thereof.

3. No Inconsistent Agreements; Most Favorable Provisions. The second sentence of Section 15 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“The Holders agree for purposes of this Section 15 that the TCP Registration Rights Agreement is not inconsistent with the rights of the Holders hereunder.”

4. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ Richard E. Fish, Jr.
Name:	Richard E. Fish, Jr.
Title:	Executive Vice President and Chief Financial Officer

WCAS SECURITYHOLDERS:

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III Associates L.L.C., General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC, General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

WCAS INFORMATION PARTNERS, L.P.

By:	WCAS Info Partners, General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Attorney-in-fact

Individual investors and trusts:

By:	/s/ Jonathan M. Rather
Jonathan M. Rather, as Attorney-in-fact for the individual investors listed below:
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Andrew M. Paul
Thomas E. McInerney
Robert A. Minicucci
Anthony J. de Nicola
Paul B. Queally
D. Scott Mackesy
Sanjay Swani
James Matthews
Laura VanBuren
Sean Traynor
John Almeida
Eric J. Lee
Jonathan M. Rather
IRA – f/b/o James Matthews
IRA f/b/o Jonathan M. Rather

Address of each of the WCAS Securityholders
Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, NY 10022

/s/ Jill A. Hanau
Jill A. Hanau

Other trusts:

The Bruce K. Anderson 2004 Irrevocable Trust

By:	/s/ Mary Anderson
Name:	Mary Anderson
Title:	Trustee

The Patrick Welsh 2004 Irrevocable Trust

By:	/s/ Carol Welsh
Name:	Carol Welsh
Title:	Trustee

Patrick J. Welsh Tr UA 05 09 05

By:	/s/ Patrick Welsh
Name:	Patrick Welsh
Title:	Trustee

Address of each of the WCAS Securityholders
Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, NY 10022